SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


  October 10, 2003
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


000-22608                                                       59-3204891
---------                                                       ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)




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Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

On October 10, 2003, the registrant issued a press release announcing the registrant's earnings for the third quarter of fiscal year 2003 and the declaration of a dividend.

The full text of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   October 10, 2003

                                                   FFLC Bancorp Inc.
                                    By:            /s/ Stephen T. Kurtz

                                                   -----------------------------
                                    Name:          Stephen T. Kurtz
                                                   President and Chief Executive
                                    Title:         Officer

                                    By:
                                                   /s/ Paul K. Mueller

                                                   -----------------------------
                                    Name:          Paul K. Mueller
                                                   Executive Vice President and
                                    Title:         Chief Financial Officer